                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Bassett Furniture Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                   BASSETT FURNITURE INDUSTRIES, INCORPORATED
                                BASSETT, VIRGINIA

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 28, 2000

            NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Bassett Furniture Industries, Incorporated (the "Company"), will be held at the Bassett Furniture Showroom, 500 Bassett Drive, at Highway 68 and Business 85, in Thomasville, North Carolina, on Tuesday, March 28, 2000, at 11:30 a.m., local time, for the purpose of considering and acting upon the following:

     1.   The election of nine Directors.

     2. A proposal to approve the Bassett Furniture Industries, Incorporated 2000 Employee Stock Purchase Plan.

     3. A proposal to approve certain amendments to the Bassett Furniture Industries, Incorporated 1993 Stock Plan for Non-Employee Directors, including an increase of 50,000 in the number of shares of the Company's Common Stock available for issuance under the plan.

     4. A proposal to ratify the selection of Arthur Andersen LLP as independent public accountants for the fiscal year ending November 25, 2000.

     5. Any and all other matters that may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on February 16, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the meeting and any adjournment thereof, and only holders of Common Stock of the Company of record at such date will be entitled to notice of or to vote at the meeting.

     THE BOARD OF DIRECTORS WILL APPRECIATE THE PROMPT RETURN OF THE ENCLOSED PROXY, DATED AND SIGNED. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME BEFORE IT IS EXERCISED AND WILL NOT BE EXERCISED IF YOU ATTEND THE MEETING AND VOTE IN PERSON.

                                        By Order of the Board of Directors

                                        Paul Fulton
                                        Chairman and Chief Executive Officer

Bassett, Virginia
February 26, 2000

                   BASSETT FURNITURE INDUSTRIES, INCORPORATED

                  POST OFFICE BOX 626, BASSETT, VIRGINIA 24055

                                 PROXY STATEMENT

GENERAL

            This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders of Bassett Furniture Industries, Incorporated (the "Company") to be held at the Bassett Furniture Showroom, 500 Bassett Drive, at Highway 68 and Business 85, in Thomasville, North Carolina at 11:30 a.m., local time, on Tuesday, March 28, 2000. This Proxy Statement and accompanying proxy are being sent to the stockholders of the Company on or about February 26, 2000.

            Solicitation other than by mail may be made personally and by telephone by regularly employed officers and employees of the Company who will not be additionally compensated therefor. The Company will request brokers, dealers, banks or voting trustees, or their nominees, who hold stock in their names for others or hold stock for others who have the right to give voting instructions, to forward proxy materials to their principals and request authority for the execution of the proxy and will reimburse such institutions for their reasonable expenses in so doing. The total cost of soliciting proxies will be borne by the Company.

            Any proxy delivered in the accompanying form may be revoked by the person executing the proxy at any time, before the authority thereby granted is exercised, by written request addressed to Barry C. Safrit, Vice President and Chief Accounting Officer, Bassett Furniture Industries, Incorporated, Post Office Box 626, Bassett, Virginia 24055 or by attending the meeting and electing to vote in person. Proxies received in such form will be voted as therein set forth at the meeting or any adjournment thereof.

            The only matters to be considered at the meeting, so far as known to the Board of Directors, are the matters set forth in the Notice of Annual Meeting of Stockholders, and routine matters incidental to the conduct of the meeting. However, if any other matters should come before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy, or their substitutes, to vote said proxy in accordance with their judgment on such matters.

            Stockholders present or represented and entitled to vote on a matter at the meeting or any adjournment thereof will be entitled to one vote on such matter for each share of Common Stock of the Company held by them of record at the close of business on February 16, 2000, which is the record date for determining the stockholders entitled to notice of and to vote at such meeting or any adjournment thereof. Voting on all matters, including the election of Directors, will be by voice vote or by show of hands. The number of shares of Common Stock of the Company outstanding on February 16, 2000 was 11,909,232.

            Presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting will constitute a quorum. If a quorum is present, Directors will be elected by a plurality of the votes cast and action on other matters submitted to the stockholders will be approved if the votes cast in favor of the action exceed the votes cast opposing the action. Shares for which the holder has elected to abstain or to withhold the proxies' authority to vote (including broker non-votes) on a matter will count toward a quorum but will have no effect on the action taken with respect to such matter.

PRINCIPAL STOCKHOLDERS AND HOLDINGS OF MANAGEMENT

            At February 16, 2000, the only persons known to the Company to be the beneficial owners of more than 5% of Common Stock, par value $5.00 per share, of the Company (the "Common Stock") were as follows:



                                NUMBER OF SHARES
NAME AND ADDRESS OF             AND NATURE OF                 PERCENT OF COMMON
 BENEFICIAL OWNER               BENEFICIAL OWNERSHIP          STOCK OUTSTANDING
-----------------               --------------------          -----------------

Bassett Employee Savings/
Retirement Plan                    895,619(1)                    7.52%
Barry C. Safrit, Trustee
Bassett, VA  24055

Lazard Freres & Co. LLC
30 Rockefeller Plaza               1,067,100(2)                  8.96%
New York, NY  10020

Dimensional Fund Advisors, Inc.
1299 Ocean Avenue                  638,775(3)                    5.36%
11th Floor
Santa Monica, CA  90401

Royce & Associates, Inc.
1414 Avenue of the Americas        599,362(4)                    5.03%
New York, NY  10019

-------------------

(1) In his capacity as Trustee, Barry C. Safrit, Vice President of the Company, has sole voting and dispositive power over these shares. Mr. Safrit disclaims beneficial ownership of these shares.

(2) The information concerning beneficial ownership has been provided to the Company by Lazard Freres & Co. LLC ("Lazard"). Lazard has sole dispositive power over all of these shares, sole voting power over 988,800 of these shares and shared power over none of these shares.

(3) Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of these shares which are held by certain investment companies, trusts and other investment vehicles for which Dimensional serves as investment advisor or manager. Dimensional has sole investment and voting power with respect to all of these shares. Dimensional disclaims beneficial ownership of all such shares. The information provided is as of December 31, 1999.

(4) Royce & Associates, Inc., a registered investment advisor, has sole voting and investment power with respect to all these shares, which it holds on behalf of its clients.




       The following table sets forth, as of February 16, 2000, information as to the beneficial ownership of the Common Stock by all Directors and executive officers of the Company as a group, by those Directors who are retiring from the Board of Directors effective at the Annual Meeting and by the named Executive Officers who are not also nominees for Directors. Information with respect to the beneficial ownership of the Common Stock by the nominees for Directors is contained in the table under "Election of Directors."


                                           NUMBER OF SHARES
              NAME OF                       AND NATURE OF                    PERCENT OF COMMON
          BENEFICIAL OWNER                BENEFICIAL OWNERSHIP                STOCK OUTSTANDING
          ----------------                --------------------                -----------------
Directors and executive
officers as a group
(20 persons)                               1,769,094(2,3)                           14.85%

William H. Goodwin, Jr.                      31,737 (4,5)                            (1)

Albert F. Sloan                                6,887(4)                              (1)

John S. Lupo(6)                                   0                                  ----

Steven P. Rindskopf                            4,775(4)                              (1)

Keith R. Sanders                               4,000(4)                              (1)

----------------------------

(1)          Less than 1% of the outstanding Common Stock.

(2) Includes 409,838 shares subject to options held by Directors and executive officers that are currently exercisable or that are exercisable within 60 days.

(3) Includes 895,619 shares held by the Company's Employee Savings/Retirement Plan, for which Barry C. Safrit, Vice President of the Company, has sole voting and dispositive power in his capacity as Trustee. Mr. Safrit disclaims beneficial ownership of these shares.

(4) Includes shares subject to options that are currently exercisable or that are exercisable within 60 days as follows: William H. Goodwin, Jr. 6,500; and Albert F. Sloan 6,500.

(5)          Includes 20,000 shares held by Mr. Goodwin's children.

(6) John Lupo resigned as an executive officer of the Company in November 1999.




                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

            The Bylaws of the Company provide for nine Directors. At the meeting, nine Directors will be elected to serve, subject to the provisions of the Bylaws, until the 2001 Annual Meeting of Stockholders and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying proxy to vote all proxies solicited by the Board of Directors FOR the nine nominees listed below unless authority to vote for the nominees or any individual nominee is withheld by a stockholder in such stockholder's proxy. If for any reason any nominee shall not become a candidate for election as a Director at the meeting, an event not now anticipated, the proxies will be voted for the nine nominees including such substitutes as shall be designated by the Board of Directors.

            The nine nominees for election as Directors are listed below. All of the nominees are currently members of the Board of Directors. They were elected to their current terms, which expire in 2000, at the Annual Meeting of Stockholders held on March 30, 1999.


                                                                                               SHARES OF              PERCENT OF
NAME AND                        OFFICES WITH THE COMPANY OR OTHER OCCUPATION DURING          COMMON STOCK            COMMON STOCK
DIRECTOR SINCE          AGE        PAST FIVE YEARS AND DIRECTORSHIPS                            OWNED                OUTSTANDING
---------------         ---      -----------------------------------                            -----                -----------

Amy Woods Brinkley      44      Executive Vice President, President-Consumer Products,          4,500(2)                 (1)
 1998                           BankAmerica Corporation (a bank holding company).

Peter W. Brown, M.D.    57      Partner, Virginia Surgical Associates of Richmond               9,276(2)                 (1)
 1993                           (general surgery).

Thomas E. Capps         64      Vice Chairman of the Board, President and Chief                 7,212(2)                 (1)
 1989                           Executive Officer, Dominion Resources, Inc. (electric
                                utility holding company). Director of Dominion
                                Resources, Inc.

Willie D. Davis         65      President of All Pro Broadcasting, Inc. (radio                  5,135(2)                 (1)
 1997                           broadcasting).  Director of Sara Lee Corporation,
                                K-Mart Corp., Dow Chemical Company, MGM Grand Inc.,
                                Alliance Bank, WICOR Inc., Johnson Controls, Inc.,
                                MGM, Inc., Strong Capital Management Fund and Rally's
                                Inc.

Alan T. Dickson         68      Chairman of the Board since 1994 and President from             9,518(2)                 (1)
 1989                           1964 to 1994 of Ruddick Corporation (diversified
                                holding company); Director of Lance, Inc., BankAmerica
                                Corporation and Sonoco Products Company.


Paul Fulton             65      Chairman and Chief Executive Officer of the                   260,000(2)                2.18%
 1993                           Company since 1997; Dean of the Kenan-Flagler
                                Business School of the University of North
                                Carolina at Chapel Hill from 1994 to 1997;
                                President of Sara Lee Corporation (packaged food
                                and consumer products) until 1993; Director of
                                Sonoco Products Company, BankAmerica
                                Corporation, Cato Corporation, Hudson's Bay Company
                                and Lowe's Companies, Inc.


Howard H. Haworth       65      President, Haworth Group since 1984 (personal                   6,500(2)                 (1)
 1997                           and family investment group); Chief Executive
                                Officer from 1973 to 1982 and Chairman and Chief
                                Executive Officer from 1982 to 1985 of Drexel
                                Heritage Furnishings; Chairman Emeritus, North
                                Carolina State Board of Education since 1995;
                                Secretary of Commerce of the State of North
                                Carolina from 1985 to 1987.


Michael E. Murphy       63      Private investor. Vice Chairman and Chief                       7,264(2)                 (1)
 1997                           Administrative Officer of Sara Lee Corporation,
                                1994 to 1997;  Director of GATX Corporation,
                                Payless ShoeSource, Inc., True North
                                Communications Inc. and  American General
                                Corporation.


Robert H. Spilman, Jr.  43      President and Chief Operating Officer of the Company          217,257(2,3)              1.82%
 1997                           since 1997; Executive Vice President,
                                Marketing and Merchandising, 1993 to 1997.

------------------

(1)     Less than 1% of the outstanding Common Stock.

(2) Includes shares subject to options that are currently exercisable or exercisable within 60 days as follows: Amy Woods Brinkley 4,500; Peter
        W. Brown 6,500; Thomas E. Capps 6,500; Willie D. Davis 4,500; Alan T. Dickson 6,500; Paul Fulton 250,000; Howard H. Haworth 4,500; Michael E. Murphy 4,500; and Robert H. Spilman, Jr. 92,713.

(3) Includes 12,171 shares held by Mr. Spilman's wife, 21,892 shares held by his children, and 13,962 shares held in trusts of which Mr. Spilman is the beneficiary.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

            The Board of Directors met five times during the 1999 fiscal year. Each Director attended at least 75% of the meetings of the Board of Directors and Committees on which such Director served. The Board of Directors' committees include an Audit Committee and an Organization, Compensation and Nominating Committee.

            The Audit Committee is composed of Ms. Brinkley and Messrs. Murphy and Sloan. Among other things, the Audit Committee monitors the performance of the independent auditors for the Company; recommends their engagement or dismissal to the Board of Directors; approves all audit and related fees; and reviews and evaluates audit activities. The Audit Committee met four times during the fiscal year.

            The Organization, Compensation and Nominating Committee is composed of Messrs. Brown, Capps, Davis and Haworth. The Organization, Compensation and Nominating Committee reviews and makes recommendations to the Board of Directors with respect to executive and officer compensation; establishes, reviews and recommends changes to the organizational structure of the Company so as to utilize the management resources to best respond to the changing demands of the marketplace; reviews the individual performance of each Director in terms of overall contribution to the betterment of the Company, including meeting attendance and participation; reviews the composition of the Board; and recommends a slate of Directors for nomination to the Board. The Organization, Compensation and Nominating Committee met four times during the fiscal year.

            The Organization, Compensation and Nominating Committee will consider recommendations by stockholders as to nominees for Directors. Such recommendations should be submitted in writing addressed to Jay R. Hervey, Secretary, Bassett Furniture Industries, Incorporated, Post Office Box 626, Bassett, Virginia 24055.

CERTAIN TRANSACTIONS

            The daughter of James W. McGlothlin (a former Director of the Company) was a member of a limited liability company that was previously licensed by the Company as an authorized retailer to sell certain of the Company's products in stores bearing the Company's name. In connection with this former licensing arrangement, the Company executed guaranties, which have now been terminated with no payments having been due, with respect to the limited liability company's leases of its retail premises and certain equipment. The terms of the license agreement and the guaranties were negotiated on an arms-length basis and were comparable to the Company's arrangements with certain other licensed retailers. Transactions between the Company and its retailers, including the former arrangements with the limited liability company of which Mr. McGlothlin's daughter was a member, are negotiated on an arms-length basis. Information on transactions with Directors or their family members is limited to the periods during which the Directors hold office.

ORGANIZATION, COMPENSATION AND NOMINATING COMMITTEE REPORT

            The Organization, Compensation and Nominating Committee of the Board of Directors (the "Committee") has assisted the Company in developing and implementing compensation policies and programs which seek to improve the profitability of the Company and to maximize stockholder value over time. To accomplish this, the Directors who comprise the Committee have developed executive compensation policies which are consistent with, and directly linked to, the Company's business objectives. These business objectives represent a composite of factors that are considered important for the future success of the Company. These factors attempt to balance long and short-term performance, including the continued maintenance of a strong balance sheet, growth of pre-tax profitability and earnings per share, control of costs, market growth and diversification and other criteria which may be introduced over time as a result of changes in the household furniture environment. The members of the Committee deliberate on matters affecting executive compensation. The decisions are reviewed by the full Board, with the exception of decisions on stock or option awards which are made by the Committee to satisfy tax law requirements.

            The key principles which the Committee emphasizes in developing compensation programs affecting senior executives are:

            - Paying for performance that emphasizes corporate, business unit and individual achievement.

            - Motivating senior executives to achieve strategic and tactical business goals and objectives and rewarding outstanding achievement.

            - Linking the interests of senior executives with the long-term interests of the stockholders through ownership of the Common Stock.

            As the level of responsibility increases, an executive's compensation will be proportionately at greater risk, reflecting the rewards earned as a result of goal attainment. As responsibility increases, the compensation mix will rely increasingly on the value of stock awards.

            Section 162(m) of the Internal Revenue Code (the "Code") imposes a $1 million limit on the amount of annual compensation that can de deducted by the Company with respect to each of the Chief Executive Officer and the four other most highly compensated executive officers. Performance-based compensation that meets certain requirements will not be subject to this deductibility limit. It is generally the Company's policy to seek to qualify the performance-based components of its compensation program for this exclusion from the Section 162(m) limitation as necessary to maximize the deductibility of executive compensation so long as doing so is consistent with the Committee's objectives for executive compensation.

            The four components of executive compensation are:

            Base Salary. The Committee has reviewed the base salaries of the named executive officers at similar-sized companies and at the companies included in the performance peer group shown on page 7. The base salaries of the Company's executive officers are generally in the low- to mid-range compared with the base salaries at those other companies. In recent years the base salaries have been kept at a relatively fixed level to reflect the general economic conditions of the industry and to keep fixed costs under control. Increases in base salary have generally been the result of increased responsibilities assumed by an executive officer to strive to increase profitability of the Company or a business unit in an increasingly competitive industry. The Committee and the Company emphasize rewards in the total compensation context (i.e., with greater emphasis on at-risk compensation), rather than appreciably increasing base salary.

            Annual Incentive Bonuses. Annual incentives are established for each executive in the form of a percentage of base salary. Bonus targets are based on performance criteria related to achievement of the Company's annual plans, such as profitability, earnings per share, market growth and returns on invested capital and equity. The bonuses paid to the Company's executives for the 1999 fiscal year generally ranged from 20% to 50% of the executives' maximum potential bonus amounts for the year. The determination of the amount of any bonus to be paid is made after the end of the year based on the degree to which the performance criteria have been met. At risk, performance-based bonus compensation averaged approximately 26% of total annual cash compensation for the named Executive Officers during the fiscal year ended November 27, 1999.

            Stock Option Grants. Grants of stock options to the Company's executives under the Company's stock option plans provide incentives to achieve the Company's long-term performance objectives. Because the value of stock options is entirely a function of the value of the Company's stock, the Committee believes that this component of the Company's compensation package closely aligns the interests of executive officers and other key managers with those of the Company's stockholders. Whether a grant will be made to an executive officer or key manager, and if so in what amount, is determined by the Committee based on the Committee's subjective evaluation of the executive officer's potential contribution to the Company's future success, the level of incentive already provided by the number and terms of existing stock option holdings and the market price of the Company's Common Stock. Consistent with the Committee's compensation philosophy, all stock options awarded to executive officers and other key managers in fiscal year 1999 were granted with a three-year vesting requirement.

            Benefits. These programs are designed to provide protection against financial catastrophe that can result from illness, disability or death. Benefits offered to senior executives are similar to those offered to all employees, with certain variations to promote tax efficiency and the replacement of benefits lost due to regulatory limitations.

            Chief Executive Officer's 1999 Compensation. Paul Fulton, the Company's Chief Executive Officer, was eligible during fiscal year 1999 to participate in the same compensation programs available to other senior executives. The base salary component of Mr. Fulton's compensation for fiscal year 1999 was $300,000 which is unchanged from his base salary in fiscal year 1998. The annual bonus paid to Mr. Fulton for fiscal year 1999 was based upon the application of quantifiable, objective performance criteria (which were operating income, return on equity, earnings per share and a comparison of the Company's total stockholder return to that of the peer group established by the Company for purposes of the performance graph) and equaled 22% of his maximum potential bonus amount for the year. No stock options were granted to Mr. Fulton during fiscal year 1999.

            For fiscal year 2000, the Organization, Compensation and Nominating Committee has again established performance criteria designed to enhance stockholder value. These criteria are consistent with financial objectives of the Company and are representative of the success needed to insure growth and profitability.

             Howard H. Haworth, Chairman
             Thomas E. Capps                    Willie D. Davis
             Peter W. Brown, M.D.               Albert F. Sloan, former member

STOCKHOLDER RETURN PERFORMANCE GRAPH

            Presented below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Standard & Poor's 500 Index and the Company's peer group for the period commencing December 1, 1994 and ending November 27, 1999, covering the Company's five fiscal years ended November 27, 1999. The Company's peer group consists of ten publicly traded companies: the Company, Bush Industries, Inc. Class A Common Stock, Chromcraft Revington Inc., Ethan Allen Interiors, Inc., Furniture Brands International, Inc., La-Z-Boy Incorporated, Ladd Furniture, Inc., Pulaski Furniture Corp., Rowe Furniture Corp. and Stanley Furniture Company, Inc., each of which is in the household furniture industry. This graph assumes that $100 was invested on December 1, 1994 in the Company's Common Stock, the S&P 500 Index and the peer group and that dividends were reinvested.

       COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG THE COMPANY,
                      THE S&P 500 INDEX AND THE PEER GROUP

                                    [GRAPH]

            Media General Financial Services supplied the data for the Company, the S&P 500 Index and the Company's peer Group.

EXECUTIVE COMPENSATION

            The table below shows the compensation paid or accrued by the Company for the three fiscal years ended November 27, 1999, to or for the account of the Chief Executive Officer and the Company's four other most highly compensated officers who were serving at the end of the fiscal year and whose total annual salary and bonus exceeded $100,000 for the 1999 fiscal year (collectively, the "named Executive Officers").


                                              SUMMARY COMPENSATION TABLE
----------------------------- ----------- --------------------------------------------- ------------------------------ ------------
                                                                                                   LONG TERM
                                                ANNUAL COMPENSATION                               COMPENSATION
----------------------------- ----------- ------------- ------------ ------------------ ------------- ---------------- ------------
                                                                                         RESTRICTED      SECURITIES      ALL OTHER
                                                                       OTHER ANNUAL        STOCK         UNDERLYING       COMPEN-
NAME AND                      FISCAL        SALARY          BONUS      COMPENSATION       AWARD(s)        OPTIONS          SATION
PRINCIPAL POSITION            YEAR          ($)(1)          ($)(2)        ($)(3)            ($)             (#SH)         ($)(4)
----------------------------- ----------- ------------- ------------ ------------------ ----------- ------------------ ------------
   Paul Fulton                   1999       300,000        97,518                            0              0              5,175
     Chairman of the Board and   1998       300,000        241,125          ---              0              0              1,725
     Chief Executive Officer     1997       120,161        150,201          ---              0           250,000             0
----------------------------- ----------- ------------- ------------ ------------------ ----------- ------------------ ------------
   Robert H. Spilman, Jr.        1998       225,000         89,944          ---              0              0             27,615
     President and Chief         1999       210,000         108,360         ---              0           40,000           16,371
     Operating Officer           1997       175,000         174,583         ---              0           80,000           11,628
----------------------------- ----------- ------------- ------------ ------------------ ----------- ------------------ ------------
   John S. Lupo                  1999       235,000        115,000          ---              0
     Executive Vice
       President -               1998        28,936          ---            ---              0                             5,405
       Sales and Marketing       1997         ---            ---            ---              0           75,000           27,450
----------------------------- ----------- ------------- ------------ ------------------ ----------- ------------------ ------------
    Steven P. Rindskopf          1999       135,000        40,922           ---                           8,000            3,844
      Vice President -
        Administration           1998       125,000        32,625           ---           29,120(5)      23,275              0
        and Human Resources      1997        36,250        15,000           ---           47,280(5)         0                0
----------------------------- ----------- ------------- ------------ ------------------ ----------- ------------------ ------------
    Keith R. Sanders             1999       147,500        22,523           ---              0           40,000            3,074
      Executive Vice
        President -              1998        32,817        10,718           ---              0           15,000             632
        Operations               1997         ---            ---            ---              0              0                0
----------------------------- ----------- ------------- ------------ ------------------ ----------- ------------------ ------------


----------------

(1) The salaries shown above include deferred compensation for each named Executive Officer under the Section 401(k) qualified, defined contribution Employee Savings/Retirement Plan.

(2) Under the Company's incentive bonus program, executives are paid cash awards which are directly related to their performance and contribution to the attainment of Company objectives and individual goals. Awards are made annually following the completion of the fiscal year.

(3) No named Executive Officer has received personal benefits during the listed years in excess of the lesser of $50,000 or 10% of annual salary and bonus.

(4) Includes amounts accrued under a deferred compensation agreement with one of the named Executive Officers and Company matching contributions under the Company's Employee Savings/Retirement Plan. During the 1999 fiscal year, the amount accrued under the deferred compensation agreement with Mr. Spilman was $20,715.00.

(5) Amount represents the dollar value of shares of restricted stock issued to the named Executive Officers as of the date of the award. On November 27, 1999, Steve Rindskopf held 4,775 shares of restricted stock with a value equal to $76,400 based on a closing price of the Common Stock of $16.00 on the most recent trading day preceding November 27, 1999. The shares are subject to a restriction on sale until November 7, 2002 and are subject to forfeiture in the event the holder's employment terminates by reason other than death, disability or retirement prior to November 7, 2002. Dividends will be paid with respect to the restricted shares.


        The table below shows the individual grants to the named Executive Officers of stock options during the fiscal year ended November 27, 1999.


                    OPTION/SAR GRANTS IN THE 1999 FISCAL YEAR


------------------------------------ ----------------------- ----------------------- ----------------------- ----------------------
                                      NUMBER OF SECURITIES         % OF TOTAL
                                           UNDERLYING             OPTIONS/SARS
                                          OPTIONS/SARS        GRANTED TO EMPLOYEES      EXERCISE OR BASE              EXPIRATION
NAME                                     GRANTED (#SH)           IN FISCAL YEAR           PRICE ($/SH)                   DATE
------------------------------------ ----------------------- ----------------------- ----------------------- ----------------------

Paul Fulton                                    0                      N/A                     N/A                         N/A
------------------------------------ ----------------------- ----------------------- ----------------------- ----------------------
Robert H. Spilman, Jr.                         0                      N/A                     N/A                         N/A
------------------------------------ ----------------------- ----------------------- ----------------------- ----------------------
John S. Lupo                                   0                      N/A                     N/A                         N/A
------------------------------------ ----------------------- ----------------------- ----------------------- ----------------------
Steven P. Rindskopf                        8,000(2)                    3%                    20.50                     2/11/2009
------------------------------------ ----------------------- ----------------------- ----------------------- ----------------------
Keith R. Sanders                          40,000(2)                   13%                    22.56                     6/27/2009
------------------------------------ ----------------------- ----------------------- ----------------------- ----------------------

------------------------------------  -----------------------

                                            GRANT DATE
                                             PRESENT
NAME                                       VALUE ($)(1)
------------------------------------  -----------------------

Paul Fulton                                    N/A
------------------------------------  -----------------------
Robert H. Spilman, Jr.                         N/A
------------------------------------  -----------------------
John S. Lupo                                   N/A
------------------------------------  -----------------------
Steven P. Rindskopf                           44,416
------------------------------------  -----------------------
Keith R. Sanders                             247,040
------------------------------------  -----------------------



-------------------

(1) Based on the Black-Scholes option pricing model adapted for use in valuing executive stock options. The estimated values under the model are based on arbitrary assumptions as follows: options to be exercised in five years, stock price volatility at 0.3454, annual dividend yield of 3.33% and a risk-free interest rate of 4.42% and 4.61%, respectively, for Messrs. Rindskopf and Sanders. No downward adjustments are made to the resulting grant-date option values to account for potential forfeitures or non-transferability of the options. The actual value of the options depends upon the actual performance of the Company's stock during the applicable period.

(2) These options were granted pursuant to the Company's 1997 Employee Stock Plan, and will become exercisable three years from the date of grant and have an exercise price equal to the market price of the Company's Common Stock on the date of grant. The exercisability of the options is subject to acceleration in the discretion of the Organization, Compensation and Nominating Committee and upon the occurrence of a change in control.

         The table below shows, on an aggregated basis, each exercise of stock options during the fiscal year ended November 27, 1999 by each named Executive Officer and the 1999 fiscal year-end value of unexercised in-the-money options.



             AGGREGATED OPTION/SAR EXERCISES IN THE 1999 FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES



                                      SHARES ACQUIRED                            NUMBER OF SECURITIES UNDERLYING
                                        ON EXERCISE                            UNEXERCISED OPTIONS/SARS AT FY-END
NAME                                       (#SH)          VALUE REALIZED ($)     (#SH)(1) EXERCISABLE/UNEXERCISABLE
------------------------------------ ------------------ -------------------- ----------------------------------------
Paul Fulton                                  0                   0                          250,000/0
------------------------------------ ------------------ -------------------- ----------------------------------------
Robert H. Spilman, Jr.                       0                   0                        92,713/40,000
------------------------------------ ------------------ -------------------- ----------------------------------------
John S. Lupo                                 0                   0                          0/75,000
------------------------------------ ------------------ -------------------- ----------------------------------------
Steven P. Rindskopf                          0                   0                          0/36,000
------------------------------------ ------------------ -------------------- ----------------------------------------
Keith R. Sanders                             0                   0                          0/55,000
------------------------------------ ------------------ -------------------- ----------------------------------------



                                        VALUE OF UNEXERCISED IN-THE-MONEY
                                        OPTIONS/SARS AT FY-END ($)(1)(2)
NAME                                          EXERCISABLE/UNEXERCISABLE
------------------------------------ ----------------------------------------
Paul Fulton                                            0/0
------------------------------------ ----------------------------------------
Robert H. Spilman, Jr.                                 0/0
------------------------------------ ----------------------------------------
John S. Lupo                                          --/0
------------------------------------ ----------------------------------------
Steven P. Rindskopf                                   --/0
------------------------------------ ----------------------------------------
Keith R. Sanders                                      --/0
------------------------------------ ----------------------------------------

-------------------

(1) No SARs were exercised in 1999 and there were no SARs outstanding at the 1999 fiscal year end.

(2) Represents the difference between the fair market value of the Company's Common Stock and the exercise price at the fiscal year end.


SUPPLEMENTAL RETIREMENT INCOME PLAN

         The Company has a Supplemental Retirement Income Plan (the "Supplemental Plan") that covers certain senior executives to promote their long service and dedication and to provide an additional retirement benefit. Upon retirement, the Supplemental Plan provides for lifetime monthly payments in an amount equal to 65% of the participant's final average compensation as defined in the Supplemental Plan, which amount is reduced by (i) 50% of old age social security benefits, (ii) the benefit that would be payable on a life annuity basis from Company contributions to the Employee Savings/Retirement Plan based on a formula using maximum employee contributions, and (iii) the benefit that would be payable on a life annuity basis from funds the Company contributed to a Defined Benefit Plan that was terminated in 1977. There is no provision under the Supplemental Plan for a disability benefit if a participant's employment is terminated prior to age 65 due to disability; however, the participant, notwithstanding the termination of employment, will continue to be covered by the Supplemental Plan. The death benefit is divided into (a) prior to retirement death, which pays the beneficiary 50% of final average compensation for a period of 120 months, and (b) post retirement death, which pays the beneficiary 200% of final average compensation in a single payment. There are no benefits payable as a result of a termination of employment for any reason other than death or retirement. The Supplemental Plan contains a change of control provision which provides for the immediate vesting and payment of the retirement benefit under the Supplemental Plan in the event of an employment termination resulting from a change of control. The executives covered under this Supplemental Plan have waived participation in the Company's Group Life Insurance Program.

     Assuming no change in the rate of compensation for Robert H. Spilman, Jr. after November 27, 1999, it is projected that the benefit that would otherwise have been payable on retirement at age 65 to Mr. Spilman will be fully offset by the benefits calculated (using the aforementioned formula) to be payable from Company contributions to the Employee Savings/Retirement Plan. Mr. Spilman is the only named Executive Officer participating in the Supplemental Plan.

DEFERRED COMPENSATION AGREEMENT

     Robert H. Spilman, Jr. has entered into a Deferred Compensation Agreement with the Company pursuant to the Executive Deferred Compensation Plan. Under that agreement, Mr. Spilman deferred a portion of his compensation over a four-year period. Upon Mr. Spilman's retirement, death or disability, he would be entitled to the following payments for a fifteen year period: upon his retirement, $108,125.20; upon his death, $14,776.40; and upon his disability, $8,200.00.

SEVERANCE ARRANGEMENTS WITH FORMER EXECUTIVES

            The Company has entered into severance arrangements with two former executive officers, John Lupo and Douglas W. Miller. Mr. Lupo, formerly Executive Vice President - Sales and Marketing, terminated in November 1999 and is receiving severance payments which will total $117,500, representing one-half of his salary for the 1999 fiscal year. Mr. Miller, formerly Vice President and Chief Financial Officer, terminated in January 1999 and has received severance totaling $196,145 (representing twelve months continuation of his salary at the rate in effect at termination and a lump sum payment of $79,145 paid at the end of his severance).

DIRECTOR COMPENSATION

         Directors who are also employees of the Company receive no additional compensation for serving as directors. Directors who are not employees of the Company receive an annual retainer fee of $20,000. Chairpersons of the Board of Directors standing committees receive an additional fee of $1,000 per Board meeting.

         Under the Company's 1993 Stock Plan for Non-Employee Directors (the "Director Plan"), each Director who is not a regular employee of the Company automatically receives an option to purchase 2,500 shares of Common Stock upon his or her initial election to the Board of Directors and on each April 1 thereafter automatically receives an option to purchase 1,000 shares of Common Stock. All such options have an exercise price equal to the market price of the Common Stock on the date of grant and are subject to adjustment in the event of stock dividends and splits, recapitalizations and similar transactions.

         An option granted under the Director Plan is not exercisable unless the optionee remains available to serve as a Director of the Company for six months after the date of grant. An optionee's rights under all outstanding options will terminate three years after his termination as a Director, unless the termination is because of death or disability, in which case the options will be exercisable for one year after such termination. Unless earlier terminated, all options granted under the Director Plan expire ten years from the date of grant.

         In addition, the Director Plan provides that eligible Directors of the Company may make quarterly irrevocable elections to receive up to 100% of their compensation in the form of stock awards. The total number of shares subject to a stock award will be determined by dividing the amount of the Director's compensation that is to be paid in Common Stock by 90% of the fair market value of the Common Stock on the date the award is made. The Director may specify the percentage of the Director's compensation subject to the election, and the percentage of and the dates on which the shares covered by the stock award are to be issued. In the event a Director ceases to be a member of the Board of Directors for any reason, the total number of shares subject to an award which have not yet been issued to the Director will be issued to the Director within one year of his termination as a Director.

         The Director Plan is proposed to be amended in the manner described under "Proposal 3--Amendment of the Company's 1993 Stock Plan for Non-Employee Directors."

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's Directors and executive officers and persons who own more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities. Executive officers, Directors and greater than 10% stockholders are required to furnish the Company with copies of all such reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended November 27, 1999, all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than 10% beneficial stockholders were complied with, except that through inadvertence Howard H. Haworth was late in reporting a purchase of Common Stock.



                                 PROPOSAL NO. 2

                            APPROVAL OF THE COMPANY'S
                        2000 EMPLOYEE STOCK PURCHASE PLAN


            At the Annual Meeting, there will be submitted to stockholders a proposal to approve the adoption of the Company's 2000 Employee Stock Purchase Plan (the "Employee Plan") for the benefit of the employees of the Company and participating subsidiaries. The Board of Directors believes that the Employee Plan is in the best interests of the Company and its stockholders and employees. The Employee Plan was adopted by the Board of Directors on January 18, 2000 and will become effective as of March 28, 2000 if approved by the stockholders.

            The Employee Plan is designed to encourage and assist a broad spectrum of the Company's employees to acquire an equity interest in the Company through the purchase of Common Stock by means of payroll deductions. It is believed that the employees' participation in the ownership of the Company will enhance their interest in the success and progress of the Company. The Company also believes that the Employee Plan will assist it in recruiting and retaining employees.

            The following description of the Employee Plan is not intended to be complete and is qualified in its entirety by the complete text of the Employee Plan, which is attached to this Proxy Statement as Exhibit A.

ADMINISTRATION

            The Employee Plan will be administered, at the Company's expense, by the Organization, Compensation and Nominating Committee of the Board of Directors (the "Plan Committee"). The Plan Committee will have the authority to interpret the Employee Plan, to make and revise rules and regulations relating to it and to make all other determination in administering the Employee Plan. The Plan Committee may delegate some of its routine administrative duties to Company management.

SHARES ISSUABLE PURSUANT TO THE PLAN

            The maximum number of shares of Common Stock that may be issued under the Employee Plan will be 400,000 (subject to equitable adjustments to reflect any stock splits, stock dividends or other changes affecting the Common Stock).

ELIGIBILITY

            Any employee of the Company or its subsidiaries designated by the Plan Committee for participation is eligible to participate in the Employee Plan if he or she is customarily employed for more than 20 hours per week and for more than five months per calendar year, except that no employee may participate if, immediately after a purchase under the plan, the employee would own 5% or more of the Company's Common Stock. However, the Plan Committee may exclude from participation such executive officers of the Company or its subsidiaries as the Plan Committee may determine. Approximately 4600 employees will be eligible to participate.

PURCHASE OF COMMON STOCK

            Shares of Common Stock will be offered under the Employee Plan through a series of successive three-month offering periods, coinciding generally with the Company's fiscal quarters. The commencement date and the duration of an offering period may be changed by the Plan Committee with prior notice. If the Employee Plan is approved by the stockholders, the first offering period will begin on August 27, 2000. As of the last day of each offering period, the Company's transfer agent will automatically apply the funds then in the participant's account to the purchase of shares of Common Stock. All shares purchased under the Employee Plan will be held by the Company's transfer agent in separate investment accounts for each participating employee. The purchase price for each share will be 85% of the lower of the fair market value of the Common Stock on The Nasdaq National Market on (i) the first day of the offering period or (ii) the last day of the offering period. If the number of shares that would otherwise be purchased at the end of an offering period exceeds the number of shares remaining available under the Employee Plan, the number of shares so purchased will be reduced pro rata.

PAYMENT OF PURCHASE PRICE; WITHDRAWAL OF FUNDS

            The purchase price of the shares to be acquired under the Employee Plan is accumulated by payroll deductions during the offering period. The minimum contribution is $10 per weekly payroll period and $20 per monthly or bi-weekly payroll period. No employee may accrue the right at any time to purchase Common Stock at a rate exceeding $25,000 in fair market value in any one calendar year. A participant may increase or decrease the amount of his or her payroll deduction by filing the appropriate form at least 30 days prior to the beginning of the offering period in which the change is to become effective.

            A participant may withdraw from the Employee Plan at any time by filing the appropriate form at least 30 days prior to the payroll period in which participation is to end, with the withdrawal being effective as of the end of that payroll period. A withdrawing employee may not participate in the Employee Plan again until the end of the next completed offering period. If a participant dies or retires or if his or her employment is terminated for any reason, the employee's participation in the Employee Plan will end effectively immediately. Following the termination of an employee's participation as described above, the transfer agent will refund to the employee (or in the case of death, to his or her estate), the amount of the employee's uninvested payroll deductions, as well as any shares of Common Stock credited to the employee's investment account.

NON-TRANSFERABILITY

            The right of an eligible employee to participate in the Plan is not transferable and is exercisable during the employee's lifetime only by him or her.

AMENDMENT AND TERMINATION OF THE PLAN

            The Board of Directors may at any time amend the Employee Plan in any respect without the approval of the stockholders, except that without stockholder approval no amendment to the Plan may be made that increases the number of shares issuable under the Employee Plan (other than equitable adjustments for changes in capitalization) or permits persons other than employees to participate in the Employee Plan.

            The Employee Plan and all rights of employees under the Employee Plan will terminate on the date that participating employees become entitled to purchase a number of shares greater than or equal to the number of shares remaining available under the Employee Plan. In addition, the Board of Directors may terminate the Employee Plan at any time, in its discretion, after the completion of any offering period.

UNITED STATES FEDERAL INCOME TAX INFORMATION

            The Employee Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code (the "Code"). Under these provisions, no income will be taxable to a participant until the shares purchased under the Employee Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon how long the shares have been held by the participant. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period or more than one year after the applicable purchase date, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period. Any additional gain will be treated as long-term capital gain, taxed at a maximum rate of 20%. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

            The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Employee Plan. Reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

RECOMMENDATION OF THE BOARD OF DIRECTORS

            The Board of Directors recommends a vote FOR the approval of the Company's 2000 Employee Stock Purchase Plan.

                                 PROPOSAL NO. 3

                           AMENDMENTS TO THE COMPANY'S
                   1993 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

         At the Annual Meeting, the stockholders will be asked to approve certain amendments to the Company's 1993 Stock Plan for Non-Employee Directors (the "Director Plan"). The Director Plan was previously approved by stockholders at the 1993 Annual Meeting. The Director Plan is intended to provide Directors who are not employees of the Company with a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage such Directors to remain with and to devote their best efforts to the Company.

AMENDMENTS TO THE DIRECTOR PLAN

         If the amendments to the Director Plan are approved, the number of shares reserved for issuance under the plan will increase from 75,000 to 125,000. In addition, under the Director Plan, as amended, (i) each non-employee Director will be required to receive at least one-half of his or her annual retainer fee in the form of Common Stock, whereas previously a Director received Common Stock in lieu of part or all of his or her compensation only if he or she elected to do so, (ii) all shares of Common Stock issued pursuant to a stock award will be issued at fair market value on the date of the award instead of at a discount, (iii) Directors may no longer defer the receipt of stock awards,
(iv) shares of Common Stock allocated to options that expire or otherwise terminate unexercised will be available for future option grants or stock awards under the plan, and (v) the Director Plan may not be amended without stockholder approval to increase the number of shares issuable under the plan or to reduce the price at which shares are issued under the plan.

DESCRIPTION OF THE PLAN AS PROPOSED TO BE AMENDED

         The following description of the Director Plan, as amended, is not intended to be a complete description of all of the provisions of the plan. Any stockholder who wishes to obtain a copy of the actual plan document, as amended, may do so upon written request to Jay R. Hervey, Secretary, Bassett Furniture Industries, Incorporated, Post Office Box 626, Bassett, Virginia 24055.

Shares Issuable Pursuant to the Plan

         The Board of Directors has reserved 125,000 shares of Common Stock for issuance upon exercise of the options granted and the payment of stock awards under the Director Plan. This number, as well as the number of shares issuable upon exercise of an option and the number of shares subject to a stock award, is subject to adjustment in the event of stock dividends and splits, recapitalizations and similar transactions. Shares of Common Stock allocated to options that expire or otherwise terminate unexercised will again be available for the granting of a stock option or issuance pursuant to a stock award.

Eligibility

         The only persons eligible to receive options or stock awards under the Director Plan are Directors of the Company who are not regular employees of the Company on the date of grant of the option or the award. There are currently seven Directors eligible to participate in the Director Plan.

Stock Option Grants

         Each eligible Director automatically receives an option to purchase 2,500 shares of Common Stock upon his or her initial election to the Board of Directors and, on each April 1 thereafter, automatically receives an option to purchase 1,000 shares of Common Stock. If there are not sufficient shares reserved for such grants, each eligible Director will receive an option for a pro rata number of the remaining shares reserved for grant.

         All options granted under the Director Plan have an exercise price equal to the fair market value of the Common Stock on the date of grant. The exercise price must be paid at the time of exercise in cash or its equivalent. The fair market value of a share of Common Stock on February 16, 2000 was $14.03.

         An option granted under the Director Plan is not exercisable unless the optionee remains available to serve as a Director of the Company for six months after the date of grant. On or after such six months, any or all of such options may be exercised until the expiration or termination of the option. An optionee's rights under all outstanding options will terminate three months after his or her termination as a Director, unless the termination is because of death or disability, in which case the options will be exercisable for one year after such termination. Subject to earlier termination as previously discussed, all options granted under the Director Plan will expire ten years from the date of grant.

         Options granted under the Director Plan are not transferable and may be exercised during the Director's lifetime only by him or her.

Common Stock Awards

         On April 1 of each year, each eligible Director will receive one-half of his or her annual retainer fee in the form of a Common Stock award. In addition, each eligible Director may elect to receive all or part of the remaining portion of his or her annual retainer fee on October 1 in the form of a Common Stock award. Such election must specify the percentage of the Director's remaining annual retainer fee that is to be paid in Common Stock and must be made in writing no later than September 1 of the year for which the election is made. The total number of shares of Common Stock to be issued pursuant to a stock award is determined by dividing the amount of the Director's compensation that is to be paid in Common Stock by the fair market value of a share of the Common Stock on the date the award is made.

Amendment and Termination of the Plan

         The Board of Directors may terminate, suspend or amend the Director Plan at any time except that (i) without stockholder approval, no amendment may be made that would increase the number of shares of Common Stock issuable under the Director Plan or allow the exercise price of options or the price of stock awards to be less than the fair market value of the Common Stock on the date of grant, (ii) no termination, suspension or amendment can adversely affect the rights of a Director as to any outstanding options(s) without the Director's consent unless the amendment is necessary to preserve or provide exemptions from the applicability of Section 16(b) of the Exchange Act, and (iii) no amendment regarding the eligibility of Directors to receive option grants, the date of grant and the number of options granted to a Director may be made more than once every six months unless the amendment is necessary to comply with changes in the Code or the rules and regulations thereunder. Unless sooner terminated by the Board of Directors, the Director Plan will terminate on October 31, 2003.

UNITED STATES FEDERAL INCOME TAX INFORMATION

         For federal income tax purposes, a Director receiving an option under the Director Plan will realize no taxable income when the option is granted. Upon exercise of the option, the amount by which the fair market value of the shares purchased pursuant to such exercise exceeds the exercise price will be treated as compensation income received by the Director and the Company will receive an income tax deduction in the same amount. Upon the subsequent disposition of shares received upon the exercise of an option, generally any amount realized in excess of the Director's basis (usually the fair market value at the time of exercise) will be taxed as a capital gain and any amount realized which is less than the Director's basis will be treated as a capital loss.

         For federal income tax purposes, a Director will realize no taxable income when an election is made to receive a portion of the annual retainer fee as a stock award. When shares of Common Stock are issued to the Director pursuant to a stock award, whether automatically or pursuant to an election, the fair market value thereof at the date of issuance will be taxed as ordinary income to the Director and the Company will receive an income tax deduction in the same amount.

DIRECTOR PLAN BENEFITS TABLE

            The following table shows the number of shares underlying options that will be granted to non-employee Directors and the minimum dollar value of stock awards that will be issued to such Directors under the amended Director Plan during the 2000 fiscal year. These benefits are substantially the same as the non-employee Directors have been receiving under the Director Plan, except that prior to the amendments (i) such Directors did not receive any stock awards in lieu of their annual retainers unless they elected to do so and (ii) to the extent a Director elected to receive a stock award, the dollar value of the shares of Common Stock received would have been higher due to the former discount.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             STOCK AWARDS
--------------------------------- ----------------------------- ------------------------------------ ------------------------------

                                     NUMBER OF SHARES                  MINIMUM DOLLAR VALUE                MAXIMUM DOLLAR VALUE
                                        UNDERLYING                     OF SHARES RECEIVED IN               OF SHARES RECEIVED IN
         NAME AND POSITION           ANNUAL AUTOMATIC                      LIEU OF CASH                        LIEU OF CASH
                                    OPTION GRANT (#)(1)                 RETAINER ($)(2)(4)                  RETAINER ($)(3)(4)
-----------------------------------------------------------------------------------------------------------------------------------
Directors
--------------------------------- ----------------------------- ------------------------------------ ------------------------------

Amy Woods Brinkley                         1,000                              10,000                              20,000
--------------------------------- ----------------------------- ------------------------------------ ------------------------------
Peter W. Brown, M.D.                       1,000                              10,000                              20,000
--------------------------------- ----------------------------- ------------------------------------ ------------------------------
Thomas E. Capps                            1,000                              10,000                              20,000
--------------------------------- ----------------------------- ------------------------------------ ------------------------------
Willie D. Davis                            1,000                              10,000                              20,000
--------------------------------- ----------------------------- ------------------------------------ ------------------------------
Alan T. Dickson                            1,000                              10,000                              20,000
--------------------------------- ----------------------------- ------------------------------------ ------------------------------
Howard H. Haworth                          1,000                              10,000                              20,000
--------------------------------- ----------------------------- ------------------------------------ ------------------------------
Michael E. Murphy                          1,000                              10,000                              20,000
--------------------------------- ----------------------------- ------------------------------------ ------------------------------
Non-Employee Directors Group               7,000                              70,000                              140,000
--------------------------------- ----------------------------- ------------------------------------ ------------------------------

--------------------------

(1) The exercise price of all options granted under the plan is the fair market value of the Common Stock on the date of grant.

(2) Represents one-half of the Directors' annual retainer fees which the Directors are required to receive in the form of stock awards.

(3) Represents 100% of the Directors' annual retainer fees which the Directors could receive in the form of stock awards if the Directors elect to receive the remaining one-half of their annual retainer fees in the form of stock awards.

(4)  All stock awards are issued at fair market value on the date of the award.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends a vote FOR the approval of the amendments to the Company's 1993 Stock Plan for Non-Employee Directors.


                                 PROPOSAL NO. 4

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Upon the recommendation and approval of the Audit Committee, the Board of Directors has approved the selection of Arthur Andersen LLP as independent public accountants to audit the financial statements of the Company for the fiscal year ending November 25, 2000. This selection is being presented to the stockholders for their ratification at the Annual Meeting of Stockholders. The firm of Arthur Andersen LLP is considered well qualified. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting of Stockholders with an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         The Board of Directors recommends a vote FOR the ratification of the selection of Arthur Andersen LLP as independent public accountants to audit the financial statements of the Company for the fiscal year ending November 25, 2000, and proxies solicited by the Board of Directors will be so voted unless stockholders specify a different choice. If the stockholders do not ratify the selection of Arthur Andersen
LLP, the selection of independent public accountants will be reconsidered by the Board of Directors.

STOCKHOLDER PROPOSALS FOR INCLUSION IN THE PROXY STATEMENT

         Any proposal that a stockholder intends to present for action at the 2001 Annual Meeting of Stockholders, currently scheduled for March 27, 2001, must be received by the Company no later than October 29, 2000, in order for the proposal to be included in the proxy statement and form of proxy for the 2001 Annual Meeting of Stockholders. The proposal should be sent to Jay R. Hervey, Secretary, Bassett Furniture Industries, Incorporated, Post Office Box 626, Bassett, Virginia 24055.

OTHER STOCKHOLDER PROPOSALS AND NOMINATIONS

         The Company's Bylaws prescribe the procedures that a stockholder must follow to nominate directors for election at an annual meeting or to bring other business before an annual meeting (other than matters that have been included in the Company's proxy statement for such meeting). The Chairman of the meeting may refuse to acknowledge the nomination of any person as a director or any other proposal by a stockholder not made in compliance with these procedures. The following summary of these procedures is qualified by reference to the Company's Bylaws, a copy of which may be obtained, without charge, upon written request to Jay R. Hervey, Secretary, Bassett Furniture Industries, Incorporated, Post Office Box 626, Bassett, Virginia 24055.

         A stockholder who desires to nominate a director for election at an annual meeting must give timely written notice thereof to the Secretary of the Company by personal delivery or by registered or certified mail, postage prepaid, at the address shown above. To be timely, a stockholder's notice must be received not later than December 28, 2000 for nominations to be made at the 2001 Annual Meeting. The notice must contain the information specified in the Bylaws regarding the stockholder giving the notice and each person whom the stockholder wishes to nominate for election as a director. The notice must be accompanied by the written consent of each proposed nominee to serve as a director of the Company, if elected.

         A stockholder who desires to bring any other business before an annual meeting (other than matters that have been included in the Company's proxy statement for such meeting) must give timely written notice thereof to the Secretary of the Company by personal delivery or by registered or certified mail, postage prepaid, at the address shown above. To be timely, a stockholder's notice must be received not later than October 19, 2000 for business to be acted upon at the 2001 Annual Meeting. The notice must contain the information specified in the Bylaws regarding the stockholder giving the notice and the business proposed to be brought before the meeting.

         With respect to stockholder proposals not included in the Company's proxy statement for the 2001 Annual Meeting, the persons named in the Board of Directors' proxy for such meeting will be entitled to exercise the discretionary voting power conferred by such proxy under the circumstances specified in Rule 14a-4(c) under the Exchange Act, including with respect to proposals received by the Company after October 19, 2000.

         COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED NOVEMBER 27, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, CAN BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO JAY R. HERVEY, SECRETARY, BASSETT FURNITURE INDUSTRIES, INCORPORATED, POST OFFICE BOX 626, BASSETT, VIRGINIA 24055.

                                   EXHIBIT "A"

                   BASSETT FURNITURE INDUSTRIES, INCORPORATED
                   2000 QUALIFIED EMPLOYEE STOCK PURCHASE PLAN


1.          PURPOSE OF PLAN.

The purpose of the Bassett Furniture Industries, Incorporated 2000 Qualified Employee Stock Purchase Plan (the "Plan") is to enhance employee interest in the success and progress of the Bassett Furniture Industries, Incorporated ("Bassett" or the "Company"), by encouraging employee ownership of Common Stock, $5.00 par value, of the Company ("Common Stock"). The Plan provides the opportunity to purchase Bassett Common Stock at a 15% discount to the market price on the Purchase Date through payroll deductions. The Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code") and shall be administered in accordance with the requirements of that Section.


2.          ELIGIBLE EMPLOYEES.

Any employee (as determined by the Company in its sole discretion and without reference to any definition of employee under the Code or any other statutory or regulatory definition) of the Company or its subsidiaries designated by the Plan Committee (as defined below) for participation (except such executive officers of the Company or its subsidiaries as the Plan Committee may determine) is eligible to participate in the Plan, except employees:


          (a) whose customary employment is 20 hours or less per week or five months or less in any calendar year; or

          (b) who own, or are considered as owning under Code Section 424(d), 5% or more of the total combined voting power or value of all classes of stock of the Company or any participating subsidiary, including the Common Stock that would otherwise be purchased during the Offering Period (as defined in Section 6).

Employees eligible to participate in the Plan as defined in this Section 2 are referred to as "Eligible Employees."


3.          ELECTION TO PARTICIPATE

Participation in the Plan is voluntary. Each employee who is an Eligible Employee may participate in the Plan by completing and delivering to the Company's Human Resources department an Enrollment/Withdrawal Form. The completed Enrollment/Withdrawal Form must be received by the Human Resources department no later than thirty (30) days prior to the beginning of a payroll period in order to participate in the Plan for that payroll period and subsequent payroll periods. Eligible Employees who elect to participate in the Plan in accordance with this Section 3 are referred to herein as "Participating Employees."

By electing to participate in the Plan, a Participating Employee authorizes the Company to withhold the amount designated by the Participating Employee on the Enrollment/Withdrawal Form from the Participating Employee's paycheck for the next and subsequent payroll periods after timely submission of the Enrollment/Withdrawal Form. A Participating Employee may only increase or decrease his or her payroll deduction by timely filing a new Enrollment/Withdrawal Form at least thirty (30) days prior to the beginning of the Offering Period in which the increase or decrease is to become effective. So long as the Plan remains in effect, once an Eligible Employee enrolls in the Plan, he or she will automatically continue participation on the same basis, unless he or she elects to change deduction amounts, withdraws from participation in the Plan, or becomes ineligible to participate in the Plan.

Changes in deduction amounts or participation in the Plan must be communicated in writing to the Company's Human Resources department through timely submission of a new Enrollment/Withdrawal Form.


4.          INVESTING IN THE PLAN.

Elections for Plan investments must be made in whole dollar amounts and specified on the Enrollment/Withdrawal Form. The minimum dollar amount for payroll deductions is $10.00 per pay period for employees that are paid weekly and $20.00 per pay period for employees that are paid bi-weekly or monthly.


5.          USE OF FUNDS; NO INTEREST PAID.

All funds received by the Company under the Plan may be included in the general funds of the Company and may be used by the Company for any corporate purpose. No separate account or trust fund must be established to hold funds received under the Plan. No interest will be paid to any Participating Employee for amounts invested in the Plan.

6.          PURCHASES OF COMMON STOCK UNDER THE PLAN.

As of each Purchase Date (as defined in Section 7), each Participating Employee will be deemed to have purchased, without any further action, a number of whole and fractional shares of Common Stock determined by dividing the amount of his or her payroll deductions for the preceding Offering Period (as defined below) by eighty-five percent (85 %) of the Fair Market Value of a share of Common Stock as of the Purchase Date. Fractional shares purchased will be combined with subsequent purchases under the Plan to make whole shares.

Offering Periods begin on the first trading day after the beginning of each of the Company's accounting quarters beginning with the accounting quarter commencing on August 27, 2000 and end on the last trading day immediately preceding the commencement date of the following Offering Period, (each, an "Offering Period"). The Plan Committee has the power to change the commencement dates and/or duration of an Offering Period with respect to any future Offering Period if the change is announced at least fourteen (14) days prior to the scheduled beginning of the Offering Period to be affected.

7.          PURCHASE PRICE.

The purchase price for each share of Common Stock purchased under the Plan for an Offering Period will be eight-five percent (85%) of the lesser of the Fair Market Value of the Common Stock on (x) the first day of the Offering Period or,
(y) the last day of the Offering Period (the "Purchase Date").

"Fair Market Value" of the Common Stock as of a Purchase Date will be determined by the Plan Committee by any fair and reasonable means, including (a) if the Common Stock is listed for trading on a national securities exchange or is quoted in the over-the-counter market on the basis of last sales prices, the average of the high and low sales prices on the exchange or the last sales price on the over-the-counter market on the Purchase Date or (b) if the Common Stock is not listed for trading on a national securities exchange or quoted in the over-the-counter market on the basis of last sales prices, but is traded in the over-the-counter market, the average of the bid and asked prices for the Common Stock at the close of business on the Purchase Price.

   8.       INVESTMENT ACCOUNTS.

All shares Purchased under the Plan will be maintained by the Company's transfer agent ("Transfer Agent") in separate investment accounts ("Investment Accounts") for each Participating Employee. Each Investment Account may be in the name of the Participating Employee, or if he or she so indicates on the Enrollment/Withdrawal Form, in the Participating Employee's name jointly with a member of the Participating Employee's family, with right of survivorship. An employee who is a resident of a jurisdiction that does not recognize a joint tenancy may have an Investment Account as tenant in common with a family member, without right of survivorship.

9.          SALE OR TRANSFER OF COMMON STOCK.

A Participating Employee may sell or transfer any Common Stock in the Employee's Investment Account at any time after purchase, subject to limitations, if any, imposed by applicable laws and procedures instituted by the Company. A sale may be made through the Transfer Agent or by the employee's own broker. Any sale or transfer is subject to any commission or other sales or transfer charges, which shall be paid by the Participating Employee.

10.         LIMITATION ON NUMBER OF SHARES THAT AN EMPLOYEE MAY PURCHASE.

No employee may purchase Common Stock with a Fair Market Value on the first day of the Offering Period of more than $25,000.00 in any one calendar year.

11.         SHARES RESERVED FOR THE PLAN.

There will be reserved for issuance and purchase by employees under the Plan an aggregate of 400,000 shares of Common Stock, subject to adjustment as provided in Section 12. Shares subject to the Plan will be shares authorized but unissued. If reserved shares are not purchased by a Participating Employee for any reason or if a right to purchase terminates as provided in the Plan, the unpurchased shares will again become available for issuance under the Plan unless the Plan has been terminated, but the unpurchased shares will not increase the aggregate number of shares reserved for purchase under the Plan.

12.         ADJUSTMENT IN CASE OF CHANGES AFFECTING THE COMPANY'S STOCK.

If the outstanding shares of Common Stock are subdivided or split, or a stock dividend is paid thereon, the number of shares reserved under this Plan will be adjusted proportionately, and the other provisions of the Plan may be adjusted as the Board of Directors of the Company may deem necessary or equitable. If any other change affecting the Common Stock occurs, the Board of Directors may make such adjustments as they deem equitable to give proper effect to such event.

13.         RIGHT AS A STOCKHOLDER.

When at least one whole share of Common Stock is deemed purchased for a Participating Employee's account, the employee will have all of the rights or privileges of a stockholder of the Company with respect to whole shares purchased under the Plan whether or not certificates representing full shares are issued. Any cash or stock dividend or other distribution on Common Stock held in a Participating Employee's Investment Account will be credited to the account. Proxy information will be provided for each meeting of the Company's stockholders so that each Participating Employee may vote his or her shares in accordance with his or her instructions. If no written instructions are received on a timely basis, the voting of shares in the account will be governed by the rules and policies of the NASDAQ and the Securities and Exchange Commission.

14.         RIGHTS NOT TRANSFERABLE.

The right to participate in the Plan is not transferable by a Participating Employee and is exercisable during his lifetime only by him.

15.         WITHDRAWING FROM THE PLAN.

A Participating Employee may withdraw from the Plan at any time by properly completing and delivering an Enrollment/Withdrawal Form to the payroll department at least thirty (30) days prior to the payroll period in which participation is to end, with the withdrawal being effective as of the end of that payroll period and thereafter. After a Participating Employee properly withdraws from the Plan, the Transfer Agent will deliver to the withdrawing Employee the balance of his or her uninvested payroll deductions as soon as practicable after withdrawal. The Transfer Agent also will deliver to the withdrawing Employee the whole shares of Common Stock credited to the employee's Investment Account under the Plan and remit the remaining funds by check. A withdrawing employee may not participate in the Plan again until the next Offering Period after the one in which the employee withdrew. To rejoin the Plan, a new Enrollment/Withdrawal Form must be submitted.

16.            DEATH, RETIREMENT OR TERMINATION OF EMPLOYMENT

If a Participating Employee dies or retires or if his or her employment is terminated for any reason, the Participating Employee's participation in the Plan will end effective immediately and the amount of the employee's uninvested payroll deductions will be refunded to the employee, or in the case of death to his or her estate. The Transfer Agent also will deliver to the employee or his or her estate the whole shares of Common Stock credited to the employee's Investment Account under the Plan and sell fractional shares on the open market and remit the net proceeds by check.

17.          ADMINISTRATION OF THE PLAN.

The Plan will be administered, at the Company's expense, by the Organization, Compensation and Nominating Committee of the Board of Directors or any successor committee appointed by the Board of Directors (the "Plan Committee"). Subject to the express provisions of the Plan, the Plan Committee will have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations will be final and binding upon all persons unless determined otherwise by the Board of Directors. The Plan Committee may delegate the day-to-day administration of the Plan and may request advice or assistance or employ such other persons as are necessary for proper administration of the Plan.

18.         AMENDMENT OF THE PLAN.

The Board of Directors may at any time, or from time to time, amend the Plan in any respect, except that no amendment shall be made without shareholder approval increasing the number of shares to be reserved under the Plan (other than as provided in Section 12). No amendment will be permitted that will cause the Plan to fail to meet the requirements of Section 423 of the Code.

19.         TERMINATION OF THE PLAN.

The Plan and all rights of employees under the Plan will terminate: (a) on the Purchase Date that Participating Employees become entitled to purchase a number of shares greater than the number of reserved shares remaining available for purchase (and no such additional shares shall then be purchased); or (b) at any time, at the discretion of the Board of Directors, after the completion of any Offering Period. If the Plan terminates under clause (a), reserved shares remaining as of the termination date will be sold to Participating Employees on a pro rata basis.

20.         EFFECTIVE DATE OF PLAN.

 The Plan is effective as of March 28, 2000.

21.         LAWS AND REGULATIONS.

The Plan and all rights and obligations of the Company and Participating Employees under the Plan are subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by and regulatory or governmental agency as may, in the opinion of counsel for the Company, be required.

22.         ERISA

The Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

23.         NO CONTINUED EMPLOYMENT

The Plan does not confer any rights of continued employment upon any employee of the Company or any of its subsidiaries.

                                  APPENDIX "A"

                   BASSETT FURNITURE INDUSTRIES, INCORPORATED
                   2000 QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

1.          PURPOSE OF PLAN.

The purpose of the Bassett Furniture Industries, Incorporated 2000 Qualified Employee Stock Purchase Plan (the "Plan") is to enhance employee interest in the success and progress of the Bassett Furniture Industries, Incorporated ("Bassett" or the "Company"), by encouraging employee ownership of Common Stock, $5.00 par value, of the Company ("Common Stock"). The Plan provides the opportunity to purchase Bassett Common Stock at a 15% discount to the market price on the Purchase Date through payroll deductions. The Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code") and shall be administered in accordance with the requirements of that Section.

2.          ELIGIBLE EMPLOYEES.

Any employee (as determined by the Company in its sole discretion and without reference to any definition of employee under the Code or any other statutory or regulatory definition) of the Company or its subsidiaries designated by the Plan Committee (as defined below) for participation (except such executive officers of the Company or its subsidiaries as the Plan Committee may determine) is eligible to participate in the Plan, except employees:

          (a) whose customary employment is 20 hours or less per week or five months or less in any calendar year; or

          (b) who own, or are considered as owning under Code Section 424(d), 5% or more of the total combined voting power or value of all classes of stock of the Company or any participating subsidiary, including the Common Stock that would otherwise be purchased during the Offering Period (as defined in Section 6).

Employees eligible to participate in the Plan as defined in this Section 2 are referred to as "Eligible Employees."

3.          ELECTION TO PARTICIPATE

Participation in the Plan is voluntary. Each employee who is an Eligible Employee may participate in the Plan by completing and delivering to the Company's Human Resources department an Enrollment/Withdrawal Form. The completed Enrollment/Withdrawal Form must be received by the Human Resources department no later than thirty (30) days prior to the beginning of a payroll period in order to participate in the Plan for that payroll period and subsequent payroll periods. Eligible Employees who elect to participate in the Plan in accordance with this Section 3 are referred to herein as "Participating Employees."

By electing to participate in the Plan, a Participating Employee authorizes the Company to withhold the amount designated by the Participating Employee on the Enrollment/Withdrawal Form from the Participating Employee's paycheck for the next and subsequent payroll periods after timely submission of the Enrollment/Withdrawal Form. A Participating Employee may only increase or decrease his or her payroll deduction by timely filing a new Enrollment/Withdrawal Form at least thirty (30) days prior to the beginning of the Offering Period in which the increase or decrease is to become effective. So long as the Plan remains in effect, once an Eligible Employee enrolls in the Plan, he or she will automatically continue participation on the same basis, unless he or she elects to change deduction amounts, withdraws from participation in the Plan, or becomes ineligible to participate in the Plan. Changes in deduction amounts or participation in the Plan must be communicated in writing to the Company's Human Resources department through timely submission of a new Enrollment/Withdrawal Form.

4.          INVESTING IN THE PLAN.

Elections for Plan investments must be made in whole dollar amounts and specified on the Enrollment/Withdrawal Form. The minimum dollar amount for payroll deductions is $10.00 per pay period for employees that are paid weekly and $20.00 per pay period for employees that are paid bi-weekly or monthly.

5.          USE OF FUNDS; NO INTEREST PAID.

All funds received by the Company under the Plan may be included in the general funds of the Company and may be used by the Company for any corporate purpose. No separate account or trust fund must be established to hold funds received under the Plan. No interest will be paid to any Participating Employee for amounts invested in the Plan.

6.          PURCHASES OF COMMON STOCK UNDER THE PLAN.

As of each Purchase Date (as defined in Section 7), each Participating Employee will be deemed to have purchased, without any further action, a number of whole and fractional shares of Common Stock determined by dividing the amount of his or her payroll deductions for the preceding Offering Period (as defined below) by eighty-five percent (85 %) of the Fair Market Value of a share of Common Stock as of the Purchase Date. Fractional shares purchased will be combined with subsequent purchases under the Plan to make whole shares.

Offering Periods begin on the first trading day after the beginning of each of the Company's accounting quarters beginning with the accounting quarter commencing on August 27, 2000 and end on the last trading day immediately preceding the commencement date of the following Offering Period, (each, an "Offering Period"). The Plan Committee has the power to change the commencement dates and/or duration of an Offering Period with respect to any future Offering Period if the change is announced at least fourteen (14) days prior to the scheduled beginning of the Offering Period to be affected.

7.          PURCHASE PRICE.

The purchase price for each share of Common Stock purchased under the Plan for an Offering Period will be eight-five percent (85%) of the lesser of the Fair Market Value of the Common Stock on (x) the first day of the Offering Period or,
(y) the last day of the Offering Period (the "Purchase Date").

"Fair Market Value" of the Common Stock as of a Purchase Date will be determined by the Plan Committee by any fair and reasonable means, including (a) if the Common Stock is listed for trading on a national securities exchange or is quoted in the over-the-counter market on the basis of last sales prices, the average of the high and low sales prices on the exchange or the last sales price on the over-the-counter market on the Purchase Date or (b) if the Common Stock is not listed for trading on a national securities exchange or quoted in the over-the-counter market on the basis of last sales prices, but is traded in the over-the-counter market, the average of the bid and asked prices for the Common Stock at the close of business on the Purchase Price.

8.          INVESTMENT ACCOUNTS.

All shares Purchased under the Plan will be maintained by the Company's transfer agent ("Transfer Agent") in separate investment accounts ("Investment Accounts") for each Participating Employee. Each Investment Account may be in the name of the Participating Employee, or if he or she so indicates on the Enrollment/Withdrawal Form, in the Participating Employee's name jointly with a member of the Participating Employee's family, with right of survivorship. An employee who is a resident of a jurisdiction that does not recognize a joint tenancy may have an Investment Account as tenant in common with a family member, without right of survivorship.

9.          SALE OR TRANSFER OF COMMON STOCK.

A Participating Employee may sell or transfer any Common Stock in the Employee's Investment Account at any time after purchase, subject to limitations, if any, imposed by applicable laws and procedures instituted by the Company. A sale may be made through the Transfer Agent or by the employee's own broker. Any sale or transfer is subject to any commission or other sales or transfer charges, which shall be paid by the Participating Employee.

10.         LIMITATION ON NUMBER OF SHARES THAT AN EMPLOYEE MAY PURCHASE.

No employee may purchase Common Stock with a Fair Market Value on the first day of the Offering Period of more than $25,000.00 in any one calendar year.

11.         SHARES RESERVED FOR THE PLAN.

There will be reserved for issuance and purchase by employees under the Plan an aggregate of 400,000 shares of Common Stock, subject to adjustment as provided in Section 12. Shares subject to the Plan will be shares authorized but unissued. If reserved shares are not purchased by a Participating Employee for any reason or if a right to purchase terminates as provided in the Plan, the unpurchased shares will again become available for issuance under the Plan unless the Plan has been terminated, but the unpurchased shares will not increase the aggregate number of shares reserved for purchase under the Plan.

12.         ADJUSTMENT IN CASE OF CHANGES AFFECTING THE COMPANY'S STOCK.

If the outstanding shares of Common Stock are subdivided or split, or a stock dividend is paid thereon, the number of shares reserved under this Plan will be adjusted proportionately, and the other provisions of the Plan may be adjusted as the Board of Directors of the Company may deem necessary or equitable. If any other change affecting the Common Stock occurs, the Board of Directors may make such adjustments as they deem equitable to give proper effect to such event.

13.         RIGHT AS A STOCKHOLDER.

When at least one whole share of Common Stock is deemed purchased for a Participating Employee's account, the employee will have all of the rights or privileges of a stockholder of the Company with respect to whole shares purchased under the Plan whether or not certificates representing full shares are issued. Any cash or stock dividend or other distribution on Common Stock held in a Participating Employee's Investment Account will be credited to the account. Proxy information will be provided for each meeting of the Company's stockholders so that each Participating Employee may vote his or her shares in accordance with his or her instructions. If no written instructions are received on a timely basis, the voting of shares in the account will be governed by the rules and policies of the NASDAQ and the Securities and Exchange Commission.

14.         RIGHTS NOT TRANSFERABLE.

The right to participate in the Plan is not transferable by a Participating Employee and is exercisable during his lifetime only by him.

15.         WITHDRAWING FROM THE PLAN.

A Participating Employee may withdraw from the Plan at any time by properly completing and delivering an Enrollment/Withdrawal Form to the payroll department at least thirty (30) days prior to the payroll period in which participation is to end, with the withdrawal being effective as of the end of that payroll period and thereafter. After a Participating Employee properly withdraws from the Plan, the Transfer Agent will deliver to the withdrawing Employee the balance of his or her uninvested payroll deductions as soon as practicable after withdrawal. The Transfer Agent also will deliver to the withdrawing Employee the whole shares of Common Stock credited to the employee's Investment Account under the Plan and remit the remaining funds by check. A withdrawing employee may not participate in the Plan again until the next Offering Period after the one in which the employee withdrew. To rejoin the Plan, a new Enrollment/Withdrawal Form must be submitted.

16.          DEATH, RETIREMENT OR TERMINATION OF EMPLOYMENT

If a Participating Employee dies or retires or if his or her employment is terminated for any reason, the Participating Employee's participation in the Plan will end effective immediately and the amount of the employee's uninvested payroll deductions will be refunded to the employee, or in the case of death to his or her estate. The Transfer Agent also will deliver to the employee or his or her estate the whole shares of Common Stock credited to the employee's Investment Account under the Plan and sell fractional shares on the open market and remit the net proceeds by check.

17.          ADMINISTRATION OF THE PLAN.

The Plan will be administered, at the Company's expense, by the Organization, Compensation and Nominating Committee of the Board of Directors or any successor committee appointed by the Board of Directors (the "Plan Committee"). Subject to the express provisions of the Plan, the Plan Committee will have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations will be final and binding upon all persons unless determined otherwise by the Board of Directors. The Plan Committee may delegate the day-to-day administration of the Plan and may request advice or assistance or employ such other persons as are necessary for proper administration of the Plan.

18.         AMENDMENT OF THE PLAN.

The Board of Directors may at any time, or from time to time, amend the Plan in any respect, except that no amendment shall be made without shareholder approval increasing the number of shares to be reserved under the Plan (other than as provided in Section 12). No amendment will be permitted that will cause the Plan to fail to meet the requirements of Section 423 of the Code.

19.         TERMINATION OF THE PLAN.

The Plan and all rights of employees under the Plan will terminate: (a) on the Purchase Date that Participating Employees become entitled to purchase a number of shares greater than the number of reserved shares remaining available for purchase (and no such additional shares shall then be purchased); or (b) at any time, at the discretion of the Board of Directors, after the completion of any Offering Period. If the Plan terminates under clause (a), reserved shares remaining as of the termination date will be sold to Participating Employees on a pro rata basis.

20.         EFFECTIVE DATE OF PLAN.

The Plan is effective as of March 28, 2000.

21.         LAWS AND REGULATIONS.

The Plan and all rights and obligations of the Company and Participating Employees under the Plan are subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by and regulatory or governmental agency as may, in the opinion of counsel for the Company, be required.

22.         ERISA

The Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

23.         NO CONTINUED EMPLOYMENT

The Plan does not confer any rights of continued employment upon any employee of the Company or any of its subsidiaries.

                                 APPENDIX "B"

                  BASSETT FURNITURE INDUSTRIES, INCORPORATED

                  1993 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
                          AS PROPOSED TO BE AMENDED

      1. PURPOSE. This Plan is intended to provide Directors who are not employees of the Company a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage such Directors to remain with and to devote their best efforts to the Company.

      2. DEFINITIONS. Whenever used in the Plan, unless the context clearly indicates otherwise, the following terms shall have the following meanings:

            (a) "Award" means an award pursuant to Sections 8 through 10 of the Plan.

            (b)   "Automatic Award Date" means April 1 of each year.

            (c) "Board" or "Board of Directors" means the Board of Directors of the Company.

            (d) "Common Stock" means the Common Stock, $5.00 par value, of the Company and any other stock or securities resulting from the adjustment thereof or substitution therefor as described in Section 11 below.

            (e) "Company" means Bassett Furniture Industries, Incorporated, a Virginia corporation, and any corporation succeeding to the Company's rights and obligations hereunder.

            (f) "Compensation" means the annual fee payable by the Company to a Director for a year of service as a Director without reduction for withholding taxes and exclusive of (i) reimbursement for expenses, (ii) meeting attendance fees and (iii) the value of any fringe benefits which the Director receives or is entitled to receive as a Director of the Company.

            (f) "Director" means a member of the Board of Directors of the Company who is not a regular employee of the Company or its subsidiaries.

            (h) "Disability" means the condition which results when an individual has become permanently and totally disabled within the meaning of Section 72(m)(7) of the Internal Revenue Code of 1986.

            (i) "Election" means an election to receive an Award made pursuant to Section 9 of the Plan.

            (j) "Elective Award" means an award made pursuant to an Election under Section 9 of the Plan.

            (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (l) "Fair Market Value", with respect to a share of the Common Stock on a particular date, shall be (i) if such Common Stock is listed on a national securities exchange or a foreign securities exchange or traded on the NASDAQ National Market System, the closing sale price of the Common Stock on said date on the national securities exchange, the foreign securities exchange or the NASDAQ National Market System on which the Common Stock is principally traded, or, if no sales occur on said date, then on the next preceding date on which there were such sales of Common Stock, or (ii) if the Common Stock shall not be listed on a national securities exchange or a foreign securities exchange or traded on the NASDAQ National Market System, the mean between the highest and lowest prices reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on said date or, if the highest and lowest prices are not reported on said date, then on the next preceding date on which there were such quotations, or
      (iii) if at any time quotations for the Common Stock shall not be reported by the National Association of Securities Dealers, Inc. for the over-the-counter market and the Common Stock shall not be listed on any national securities exchange or any foreign securities exchange or traded on the NASDAQ National Market System, the fair market value based on quotations for the Common Stock by market makers or other securities dealers as determined by the Board of Directors in such manner as the Board may deem reasonable.

            (m)   "Option" means a stock option granted pursuant to this Plan.

            (n)   "Optionee" means the person to whom an Option is granted.

            (o)   "Option Price" is defined in Section 6.

            (p) "Plan" means this 1993 Stock Plan for Non-Employee Directors, as in effect from time to time.

            (q) "Stock Option Agreement" means the written agreement between an Optionee and the Company evidencing the grant of an Option under the Plan and setting forth or incorporating the terms and conditions thereof.

      3. ADMINISTRATION. The Plan shall be administered by the Board of Directors. The Board shall have all of the powers necessary to enable it properly to carry out its duties under the Plan, including but not limited to the power and duty to construe and interpret the Plan and to determine all questions that shall arise under the Plan, which interpretations and determinations shall be conclusive and binding upon all persons. Subject to the express provisions of the Plan, the Board may establish from time to time such regulations, provisions and procedures which in its opinion may be advisable in the administration of the Plan.

      Notwithstanding the foregoing or any other provision of this Plan to the contrary, no discretion concerning decisions regarding the Plan shall be afforded to a person who is not a "disinterested person" (as defined in the rules and regulations of the Securities and Exchange Commission under
Section 16 of the Act, as in effect from time to time). In the event that it is necessary for the proper administration of the Plan to exercise any such discretion, and the Board is so precluded from exercising such discretion, the Board may delegate any authority to exercise such discretion to a person or committee of persons, each of whom is a "disinterested person" as so defined.

      4. ELIGIBILITY; OPTION GRANTS. Each Director shall automatically be granted an option to purchase 2,500 shares of the Common Stock upon his or her initial election to the Board of Directors, and shall automatically be granted an option to purchase 1,000 shares of Common Stock on the Automatic Award Date of each year beginning on April 1, 1994; provided, however, that such automatic grants shall be (i) made pro rata to all Directors if on the date of a grant there shall not be a number of shares sufficient to make all such grants and (ii) subject to adjustment or substitution pursuant to
Section 11 hereof from the date hereof, irrespective of whether such option has been granted.

      5. SHARES AVAILABLE. The Board of Directors shall reserve for the purposes of the Plan, and by adoption of the Plan does hereby reserve, out of the authorized but unissued Common Stock, a total of 125,000 shares of Common Stock of the Company (subject to adjustment or substitution pursuant to Section 11 hereof). In the event that an Option granted or Award under the Plan to any Director expires or is terminated unexercised or is forfeited as to any shares covered thereby, such shares shall again be available for the granting of Options or Awards under the Plan.

      6. OPTION PRICE. The price at which each share of Common Stock (subject to adjustment pursuant to Section 11 hereof) may be purchased upon the exercise of an Option (the "Option Price") shall be the Fair Market Value of the shares of Common Stock subject to the Option on the date such Option is granted.

      7.    EXERCISE OF OPTIONS.

            (a) Each Option granted under the Plan by its terms shall require the Director granted such Option to remain available to serve as a Director of the Company for six months from the date of the grant of such Option before the right to exercise any part of such Option will accrue. A Director may thereafter exercise any or all of such Option until the expiration or termination of the Option; provided, that not less than 100 shares may be purchased at any one time unless the number of shares purchased is the total number at such time purchasable under the Option. Subject to earlier termination as provided herein, all Options granted under this Plan shall expire ten years from the date of grant thereof.

            (b) If an Optionee shall cease to be a Director of the Company otherwise than by reason of such Optionee's death or Disability or a Change of Control (as hereinafter defined), then, subject to Subsection 7(a) hereof, the Option shall be exercisable at any time prior to the earlier of (i) the expiration date of such Option or
      (ii) that date which is three years from the date such optionee ceases to be a Director, such three year period to include the date on which such termination occurs. If an Optionee ceases to be a Director of the Company as a result of such Optionee's death or Disability, then, subject to Subsection 7(a) hereof, the Option shall be exercisable at any time prior to the earlier of (i) the expiration date of such Option or (ii) that date which is one year from the date such Optionee ceases to be a Director. If an Optionee ceases to be a Director by reason of a Change of Control, then such Option shall be exercisable in full, whether or not it is exercisable on the date of such termination, at any time prior to the earlier of (i) the expiration date of such Option or (ii) that date which is one year from the date such Optionee ceases to be a Director.

            (c) Each Option granted under the Plan by its terms shall not be transferable by the Optionee otherwise than by will, or if the Optionee dies intestate, by the laws of descent and distribution, and such Option shall be exercisable during such Optionee's lifetime only by such Optionee. In the event of the death of an Optionee, then, subject to Subsection 7(a) hereof, such Optionee's Options shall be exercisable to the extent herein provided by the executor or personal representative of the Optionee's estate or by any person who acquired the right to exercise such Option by bequest under the Optionee's will or by inheritance.

            (d) Each Option shall be confirmed by a Stock Option Agreement executed by the Company and by the Optionee to whom such Option is granted.

            (e) The Option Price for each share of Common Stock purchased pursuant to the exercise of each Option shall, at the time of the exercise of the Option, be paid in full in cash or equivalent. An Option shall be deemed exercised only when written notice of such exercise, together with payment of the Option Price, is received from the Optionee by the Company at its principal office. No Optionee shall have any rights as a shareholder of the Company with respect to Common Stock issuable pursuant to such Optionee's Option until such Option is duly exercised.

            (f) To the extent that an Option is not exercised within the period of time prescribed therefor as set forth in the Plan, the Option shall lapse and all rights of the Optionee thereunder shall terminate.

      8. AUTOMATIC SHARE AWARDS. As of each Automatic Award Date, each Director shall receive, in lieu of 50% of the Director's Compensation, the number of shares of Common Stock determined by dividing (i) an amount equal to 50% of the Director's Compensation by (ii) the Fair Market Value of a share of the Common Stock on the Award Date.

      9. ELECTIVE AWARD OF COMMON STOCK Each Director may, in addition to the automatic share awards provided for in Section 8, elect to receive a percentage of the Director's remaining Compensation in the form of Common Stock. The Election may be for any percentage of the Director's remaining Compensation (after reduction for the automatic share award provided for in Section 8) up to 100%. Such Election must specify the percentage of the

Director's remaining Compensation that is to be paid in Common Stock and must be made in writing no later than September 1 of the year in which the Election is made. The Director will receive his or her Elective Award of Common Stock on October 1 of such year. The total number of shares of Common Stock to be issued pursuant to an Elective Award shall be determined by dividing the amount of the Director's Compensation that is to be paid in Common Stock by the Fair Market Value of a share of the Common Stock on the date the Award is made.

      10. FRACTIONAL SHARES. In no event shall the Company be required to issue fractional shares. Whenever under the terms of Section 8 or 9 a fractional share of Common Sock would otherwise be required to be issued, an amount in lieu thereof shall be paid in cash based upon the Fair Market Value of such fractional share on the date of the Award.

      11. ADJUSTMENT OF NUMBER OF SHARES. In the event that a dividend shall be declared upon the Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any Option or Award and the number of shares reserved for issuance pursuant to the Plan but not yet covered by an Option or an Award shall be adjusted by adding to each such share the number of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend. In the event that the outstanding shares of Common Stock generally shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, or changed into or exchanged for cash or property or the right to receive cash or property (but not including any dividend payable in cash or property other than a liquidating distribution), whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any Option or Award, and for each share of Common Stock reserved for issuance pursuant to the Plan but not yet covered by an Option or an Award, the number and kind of shares of stock or other securities or cash or property or the right to receive cash or property into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged. In the case of any such substitution or adjustment as provided for in this Section 11, the aggregate Option Price for each share or shares covered thereby prior to such substitution or adjustment shall be the aggregate Option Price for all shares of stock or other securities or cash or property or the right to receive cash or property which shall have been substituted for such share or shares or to which such share or shares shall have been adjusted pursuant to this Section 11. No adjustment or substitution provided for in this Section 11 shall require the Company in any Stock Option Agreement to issue a fractional share and the total substitution or adjustment with respect to each Stock Option Agreement shall be limited accordingly.

      12.   CHANGE OF CONTROL.

            (a) In the event of a Change of Control (as defined below) of the Company, all Stock Options then outstanding shall become fully exercisable as of the date of the Change of Control, whether or not then exercisable, subject to the limitation that any Stock Option which has been outstanding less than six months on the date of the Change of Control shall not be afforded such treatment.

            (b) A "Change of Control" of the Company means, and shall be deemed to have occurred upon any of the following events:

                  (i) The acquisition by any person, individual, entity or "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (collectively, Persons) of beneficial ownership (the phrases "beneficial ownership", "beneficial owners" and "beneficially owned" as used herein being within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then outstanding shares of common stock of the Company (the Outstanding Company Common Stock) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the Outstanding Company Voting Securities); provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company or any of its subsidiaries, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, (iv) any acquisition by any corporation with respect to which, following such acquisition, more than 75% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors are then beneficially owned by all or substantially all of the Persons who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such acquisition in substantially the same proportions as their beneficial ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

                  (ii) Individuals who, as of August 2, 1989, constitute the Board of Directors of the Company (the Incumbent Board) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual who becomes a director subsequent to August 2, 1989 and whose election, or whose nomination for election by the Company's shareholders, to the Board of Directors was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act), other actual or threatened solicitation of proxies or consents or an actual or threatened tender offer; or

                  (iii) Approval by the shareholders of the Company of a
            reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the Persons who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own more than 75% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their beneficial ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

                  (iv) Approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, more than 75% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned by all or substantially all of the Persons who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their beneficial ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.

      13. AMENDMENT OF PLAN. The Board of Directors shall have the right to amend, suspend or terminate the Plan at any time; provided that, except as and to the extent authorized and permitted by Section 11 above, (a) without stockholder approval, no amendment may be made that would increase the number of shares of Common Stock issuable under the Plan or allow the exercise price of options or the price of share awards made pursuant to Section 8 or 9 to be less than the Fair Market Value of the Common Stock on the date of grant, (b) no amendment, suspension or termination shall adversely affect the rights of any Optionee as to any outstanding Option without the consent of such Optionee, subject to any limitation on such rights set forth in the Plan or such Optionee's Stock Option Agreement except for any amendment the Board deems necessary to preserve or provide exemptions from the applicability of
Section 16(b) of the Exchange Act to the grant, lapse, disposition, cancellation or exercise of Options; and (c) no amendment relating to the determination of the Optionees or of the grant dates, of the number of Options granted to any Optionee or of the Option Price, shall be made more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, the Employee Retirement Income Security Act or the rules thereunder. In no event shall the Board of Directors have the right to amend the Plan to provide that discretion concerning decisions regarding the Plan shall be afforded to a person who is not a "disinterested person" under Section 16(b) of the Exchange Act.

      14. RESALES OF SHARES. The Company may impose such restrictions on the sale or other disposition of shares issued pursuant to the exercise of Options or upon the payment of an Award as the Board deems necessary to comply with applicable securities laws. Certificates for shares issued upon the exercise of Options or the payment of Awards may bear such legends as the Company deems necessary to give notice of such restrictions.

      15. COMPLIANCE WITH LAW AND OTHER CONDITIONS. No shares shall be issued pursuant to the exercise of any Option of the payment of any Award granted under the Plan prior to compliance by the Company, to the satisfaction of its counsel, with any applicable laws. The Company shall not be obligated to (but may in its discretion) take any action under applicable federal or state securities laws (including registration or qualification of the Plan, the Options or the Common Stock) necessary for compliance therewith in order to permit the issuance of shares upon the granting of Awards or upon the exercise of Options or the immediate resale thereof by Optionees, except for actions (other than registration or qualification) that may be taken by the Company without unreasonable effort or expense and without the incurrence of any material exposure to liability.

      16. NONQUALIFIED OPTIONS. Options granted under the Plan will not be treated as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986.

      17. EFFECTIVE DATE AND DURATION. The Plan shall be effective on November 3, 1993, subject to approval of the Plan by the holders of a majority of the shares presented or represented at the 1994 Annual Meeting of Shareholders. The Plan shall terminate on October 31, 2003.

PROXY              BASSETT FURNITURE INDUSTRIES, INCORPORATED

                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                   ANNUAL MEETING TO BE HELD ON MARCH 28, 2000

            The undersigned hereby appoints Jay R. Hervey and Barry C. Safrit, each or either of them, proxies, with full power of substitution, with the powers the undersigned would possess if personally present, to vote, as designated below, all shares of the $5.00 par value Common Stock of the undersigned in Bassett Furniture Industries, Incorporated at the Annual Meeting of Shareholders of the Company to be held on March 28, 2000, and at any adjournments thereof.

            THIS PROXY WILL BE VOTED AS SPECIFIED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE APPROVAL OF THE COMPANY'S 2000 EMPLOYEE STOCK PURCHASE PLAN, FOR THE AMENDMENTS TO THE COMPANY'S 1993 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS, AND FOR THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS. THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR ON ITEMS 1, 2, 3 AND 4.

1. ELECTION OF DIRECTORS: Nominees are Amy Woods Brinkley, Peter W. Brown, M.D., Thomas E. Capps, Willie D. Davis, Alan T. Dickson, Paul Fulton, Howard H. Haworth, Michael E. Murphy and Robert H. Spilman, Jr.


[ ] FOR all listed nominees (except do not vote for             [ ] WITHHOLD AUTHORITY to vote for all the
nominees listed above below)                                    nominee(s) whose name(s) I have written


2. PROPOSAL TO APPROVE THE BASSETT FURNITURE INDUSTRIES, INCORPORATED 2000 EMPLOYEE STOCK PURCHASE PLAN.
            [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN


3. PROPOSAL TO AMEND THE BASSETT FURNITURE INDUSTRIES, INCORPORATED 1993 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS, including an increase of 50,000 in the number of shares of the Company's Common Stock available for issuance under the Plan.
            [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN


4. PROPOSAL TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as the Company's independent public accountants for the fiscal year ending November 25, 2000
            [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN


5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The undersigned acknowledges receipt of the Notice of said Annual Meeting and of the accompanying Proxy Statement attached thereto.

Dated: ______________________________, 2000

PLEASE SIGN EXACTLY AS NAME APPEARS AT LEFT. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., GIVE FULL TITLE AS SUCH.

Please mark, sign, date and return the proxy card using the enclosed envelope.


                                       1